UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2019

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VSI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Vitamin Shoppe, Inc. (the “Company”) was held on June 5, 2019 (the “Annual Meeting”).

(b)	The final voting results for each of the matters submitted to a vote of the stockholders of the Company at the Annual Meeting were as follows:

Proposal 1 – Election of Directors.

The final results of the voting for nine (9) Directors for an annual term are set forth below:

	FOR	AGAINST	ABSTAIN	NON-VOTES
Deborah M. Derby	15,891,370	380,741	11,366	5,249,367
David H. Edwab	15,695,254	576,825	11,398	5,249,367
Melvin L. Keating	15,913,338	364,215	5,924	5,249,367
Sharon M. Leite	15,879,124	388,163	16,190	5,249,367
Guillermo G. Marmol	15,884,494	387,605	11,378	5,249,367
Himanshu H. Shah	16,142,172	129,909	11,396	5,249,367
Alexander W. Smith	15,832,998	439,279	11,200	5,249,367
Timothy J. Theriault	15,868,187	403,882	11,408	5,249,367
Sing Wang	15,688,582	583,222	11,673	5,249,367

Proposal 2 – Advisory and Non-Binding Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers based upon the following votes:

For	Against	Abstain	Non-Votes
15,481,044	490,797	311,636	5,249,367

Proposal 3 – Vote to Ratify the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the 2019 Fiscal Year.

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year based upon the following votes:

For	Against	Abstain	Non-Votes
21,083,230	442,462	7,152	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: June 6, 2019	By:	/s/ David M. Kastin
		Name:	David M. Kastin
		Title:	Senior Vice President, General Counsel and Corporate Secretary